SUPPLEMENT TO THE
FIDELITY NEW MILLENNIUM FUND JANUARY 28, 1998 PROSPECTUS
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "WHO MAY WANT TO INVEST" ON PAGE 3.
Effective the close of business on May 15, 1996, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on May 15, 1996, generally will not be allowed to purchase shares of the fund except new accounts may be established: 1) by participants in an employee benefit plan which offered the fund on or prior to that date, (except participants in an employee benefit plan for which an affiliate of FMR maintains the accounts at the participant level other than pursuant to a recordkeeping agreement), or 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since May 15, 1996.